Variable Interest Entities (Tables)	12 Months Ended
Dec. 31, 2021
Variable Interest Entity [Abstract]
Consolidated VIEs- Assets and Liabilities
The table below shows the carrying amounts and classification of the consolidated VIE’s assets and liabilities included in PHI's and ACE's consolidated financial statements as of December 31, 2020. PHI and ACE did not have any VIE as of December 31, 2021. The assets can only be used to settle obligations of the VIE. The liabilities are such that creditors, or beneficiaries, do not have recourse to the general credit of ACE.

	December 31, 2020
	PHI(a)	ACE
Restricted cash and cash equivalents	3	3
Other current assets	5	—
Total current assets	8	3
Other noncurrent assets	10	10
Total noncurrent assets	10	10
Total assets(c)	$18	$13

Long-term debt due within one year	$26	$21
Total current liabilities	26	21
Total liabilities(d)	$26	$21
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(a)Includes certain purchase accounting adjustments from the PHI merger not pushed down to ACE